Filed Pursuant to Rule 497K

File Nos 333-152915 & 811-22227

IndexIQ ETF Trust

(the “Trust”)

Supplement dated March 24, 2014

to the Summary Prospectus dated August 30, 2013

IQ Hedge Market Neutral Tracker ETF

On page 3 of the Summary Prospectus, the following new paragraph is added after the second paragraph under “Principal Investment Strategies”:

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

On page 5 of the Summary Prospectus, the following paragraphs are added prior to “Exchange Traded Vehicle Risk:”

Long/Short Risk

There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Short Sales Risk

Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

Investors Should Retain This Supplement for Future Reference